UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

Form 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2026

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002

Registrant's telephone number, including area code: (713) 652-0582

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OIS	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 9, 2026, Oil States International, Inc. (the “Company”) and Mr. Lloyd A. Hajdik, the Company’s President and Chief Executive Officer, entered into an amendment (the “Amendment”) to his Executive Agreement originally effective as of December 9, 2013 (as amended, the “Executive Agreement”), which restructures the calculation of severance benefits payable upon certain qualifying termination events. All other terms of the Executive Agreement remain in full force and effect.
Under the Amendment, if Mr. Hajdik is terminated by the Company without “Cause” or resigns for “Good Reason” (each as defined in the Executive Agreement) within twenty-four (24) months following a “Change of Control” (as defined in the Executive Agreement), Mr. Hajdik will be entitled to receive a lump sum severance payment equal to 3.0 times the sum of his Termination Base Salary and Target AICP (each as defined in the Executive Agreement). If the Company terminates Mr. Hajdik’s employment without Cause outside of the twenty-four (24) month period following a Change of Control, Mr. Hajdik would be entitled to receive a lump sum severance payment equal to 1.5 times the sum of his Termination Base Salary and Target AICP.
The foregoing description of the Amendment to Executive Agreement is only a summary and is qualified in its entirety by the terms of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	Amendment to Executive Agreement between Oil States International, Inc. and Lloyd A. Hajdik, effective July 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL STATES INTERNATIONAL, INC.
(Registrant)

Date:	July 9, 2026	By:	/s/ LLOYD A. HAJDIK
Lloyd A. Hajdik
President and Chief Executive Officer